Exhibit 10.135
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDED AND RESTATED
LICENSE AGREEMENT
This AMENDED AND RESTATED LICENSE AGREEMENT (the “Agreement”) is executed as of October 31, 2012 (the “Amendment Execution Date”), with an effective date of January 6, 2011 (the “Effective Date”) by and between Ligand Pharmaceuticals Incorporated, a corporation organized under the laws of Delaware and having a place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA 92037 (“Ligand”) and Chiva Pharmaceuticals, Inc. (formerly known as Elite Mind Investments Limited), a corporation organized under the laws of the Cayman Islands whose registered office is situated at Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands (“Chiva”). Ligand and Chiva are each referred to herein by name or, individually, as a “Party” or, collectively, as “Parties.”
BACKGROUND
WHEREAS, Ligand and Chiva previously entered into that certain License Agreement effective as of January 6, 2011, as amended pursuant to that certain First Amendment to License Agreement dated August 31, 2011, as further amended pursuant to that certain Second Amendment to License Agreement dated December 23, 2011 (collectively, the “Prior Agreement”);
WHEREAS, Ligand and Chiva desire to further amend certain terms of the Prior Agreement and amend and restate the Prior Agreement, as set forth herein;
WHEREAS, Ligand owns or has rights under certain patent rights and know-how which relate to Pradefovir, MB07133 and HepDirect Technology (each as defined below);
WHEREAS, Chiva desires to obtain certain exclusive and non-exclusive licenses under such patent rights and know-how for the development and commercialization of Pradefovir and MB07133 in the Field in China, and other novel compounds in the Field in the Territory as set forth herein; and
WHEREAS, Ligand desires to grant such licenses to Chiva, all in accordance with the terms and conditions herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein below and other consideration, the receipt and sufficiency of which is hereby acknowledged, Ligand and Chiva hereby agree as follows:
ARTICLE 1
DEFINITIONS
As used in this Agreement, capitalized terms shall have the meanings indicated in this Article 1 or as specified elsewhere in this Agreement:

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Exhibit 10.135

1.1    “Affiliate” means, with respect to a Person, any Person that is controlled by, controls, or is under common control with such first Person, as the case may be. For purposes of this Section 1.1, the term “control” means (a) direct or indirect ownership of [***] or more of the voting interest in the entity in question, or [***] or more interest in the income of the entity in question; provided, however, that if local Law requires a minimum percentage of local ownership of greater than [***], control will be established by direct or indirect beneficial ownership of [***] of the maximum ownership percentage that may, under such local Law, be owned by foreign interests, or (b) possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the entity in question (whether through ownership of securities or other ownership interests, by contract or otherwise).
1.2     “China” means the People’s Republic of China as in existence as of the Effective Date (including Hong Kong, Taiwan and Macau).
1.3    “China Business Opportunity” has the meaning set forth in Section 2.7(a).
1.4    “China Negotiation Period” has the meaning set forth in Section 2.7(a).
1.5    “Chiva Indemnitees” has the meaning set forth in Section 9.2.
1.6    “Chiva Territory” means [***].
1.7    “Claim Notice” has the meaning set forth in Section 9.3.
1.8    “Clinical Trial” means an investigation in human subjects and/or patients intended to discover or verify the clinical, pharmacological and/or other pharmacodynamic effects of a Licensed Product, and/or to identify any adverse reactions to a Licensed Product, and/or to study absorption, distribution, metabolism, and/or excretion of a Licensed Product with the objective of ascertaining its safety, activity and/or efficacy.
1.9    “Confidential Information” means any information of a confidential and proprietary nature, including know-how, information, invention disclosures, patent applications, proprietary materials and/or technologies, economic information, business or research strategies, trade secrets, and material embodiments thereof, disclosed by a Party to the other Party and characterized to the receiving Party as confidential.
1.10    “Control” or “Controlled” means, with respect to any information, material or intellectual property right, that a Party owns or has a license to such information, material or intellectual property right, as applicable, and has the ability to grant to the other Party access to, or a license or sublicense under, such information, material or intellectual property right as provided under the terms of this Agreement.
1.11    “Develop” or “Development” means pre-clinical and clinical research and development activities, including toxicology and other pre-clinical development efforts, stability testing, process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical pharmacology, clinical

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Exhibit 10.135

studies (including Clinical Trials), regulatory affairs, and Regulatory Approval and clinical study regulatory activities.
1.12    “Dispute” has the meaning set forth in Section 12.11.
1.13    “Europe” means [***].
1.14    “Executive” shall mean for Ligand, the Chief Executive Officer of Ligand (or such individual’s designee), and, for Chiva, the Chief Executive Officer of Chiva (or such individual’s designee). If either position is vacant or either position does not exist, then the person having the most nearly equivalent position (or such individual’s designee) shall be deemed to be the Executive of the relevant Party.
1.15    “FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.
1.16    “FD&C Act” means the U.S. Federal Food, Drug, and Cosmetic Act (21 U.S.C. §301, et seq.), including any amendments or supplements thereto.
1.17    “Field” means the HCC Field and the HepB Field.
1.18    “First Commercial Sale” means, with respect to each Licensed Product, the first sale of such Licensed Product by Chiva or its Affiliates or sublicensees to a Third Party for which payment has been received in any country in the Territory.
1.19    “Governmental Entity” means any regional, central, federal, state, provincial or local court, commission or governmental, regulatory or administrative body, board, bureau, agency, instrumentality, authority or tribunal or any subdivision thereof.
1.20    “HCC Compound” means any Licensed Compound other than MB07133 developed using or incorporating HepDirect Technology, which is selected by Chiva for Development and/or commercialization by Chiva in the HCC Field pursuant to Section 3.1.
1.21    “HCC Field” means the treatment or prevention of hepatocellular carcinoma in humans.
1.22    “HCC Product” means any product intended for use in the HCC Field that contains a HCC Compound, whether alone or in combination with another active pharmaceutical ingredient, the manufacture, use, sale, offer for sale, import or export of which would, but for the rights granted pursuant to Section 2.3, infringe a Valid Claim.
1.23    “HepB Compound” means any Licensed Compound other than Pradefovir developed using or incorporating HepDirect Technology, which is selected by Chiva for use in the HepB Field pursuant to Section 3.1.
1.24    “HepB Field” means the treatment or prevention of hepatitis B virus infection in humans.

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Exhibit 10.135

1.25    “HepB Product” means any product intended for use in the HepB Field that contains a HepB Compound, whether alone or in combination with another active pharmaceutical ingredient, the manufacture, use, sale, offer for sale, import, or export of which would, but for the rights granted pursuant to Section 2.3, infringe a Valid Claim.
1.26    “HepDirect” means the proprietary prodrug technology that targets delivery of drugs to the liver by using compositions, and methods of making and using the same, of any and all [***].
1.27    “HepDirect Business Opportunity” has the meaning set forth in Section 2.7(a).
1.28    “HepDirect Know-How” means all Know-How Controlled by Ligand or any of its Affiliates as of the Effective Date that is (a) necessary in connection with the use of HepDirect in the Field, each in the Territory and (b) not included in the HepDirect Patents.
1.29    “HepDirect Negotiation Period” has the meaning set forth in Section 2.7(a).
1.30    “HepDirect Patents” means those Patents Controlled by Ligand or any of its Affiliates listed in Schedule 1.30 attached hereto. For clarity, the HepDirect Patents do not include any of the Pradefovir Patents or the MB07133 Patents.
1.31    “HepDirect Technology” means the HepDirect Know-How and the HepDirect Patents.
1.32    “Improvement” means any discovery, invention, contribution, method, finding, or improvement, whether or not patentable, and all intellectual property therein, that is conceived, reduced to practice, or otherwise developed by or on behalf of a Party, during the Term, that is a modification, improvement or enhancement to the Licensed Patents and is dominated by the claims of one or more of the patent rights described in Section 1.39.
1.33    “IND” means an Investigational New Drug application, Clinical Study Application, Clinical Trial Exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in the Territory in conformance with the requirements of such Regulatory Authority.
1.34    “Intellectual Property Rights” means Patents, copyrights, trade secrets, database rights, proprietary know-how and similar rights of any type (excluding trademarks) under the laws of any Governmental Entity, including all applications, registrations, extensions and renewals relating to any of the foregoing.
1.35    “Know-How” means all technical information and other technical subject matter, proprietary methods, ideas, concepts, formulations, discoveries, inventions, devices, technology, trade secrets, compositions, designs, formulae, know-how, show-how, specifications, drawings, techniques, results, data, processes, methods, procedures and/or designs, whether or not patentable.
1.36    “Law” means, individually and collectively, any and all laws, ordinances, orders, rules, rulings, directives and regulations of any kind whatsoever of any Governmental Entity or Regulatory Authority within the applicable jurisdiction.

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Exhibit 10.135

1.37    “Licensed Compound” means any compound developed by or on behalf of Chiva, its Affiliates or its sublicensees, including any complexes, chelates, clathrates, acids, bases, esters, salts, isomers, stereoisomers, enantiomers, pro drug form, metabolite, hydrate, solvate, polymorph, and crystalline forms thereof, the manufacture, use, sale, offer for sale, import, or export of which would, but for the rights granted pursuant to Section 2.3, infringe a Valid Claim under the Licensed Patents.
1.38    “Licensed Know-How” means the HepDirect Know-How, the MB07133 Know-How and the Pradefovir Know-How.
1.39    “Licensed Patents” means the HepDirect Patents, the MB07133 Patents and the Pradefovir Patents; provided, however, an Abandoned Patent (as defined in Section 6.1(a)) shall not be a Licensed Patent for purposes of determining the royalty term pursuant to Section 4.4(d).
1.40    “Licensed Product” means each of Pradefovir, MB07133, a HCC Product and a HepB Product.
1.41    “Licensed Technology” means the HepDirect Technology, the MB07133 Technology and the Pradefovir Technology.
1.42    “Ligand Indemnitees” has the meaning set forth in Section 9.1.
1.43    “Major European Market” means the European Union as a whole or any one of the following countries: the United Kingdom, France, Germany, Italy, Spain (or, for patent purposes, the European Patent Office).
1.44    “Major Market” means each of the United States, Japan and Major European Market.
1.45    “MB07133” means all forms of [***] developed using or incorporating HepDirect Technology and as identified in Exhibit B, including any complexes, chelates, clathrates, acids, bases, esters, salts, isomers, stereoisomers, enantiomers, pro-drug form, metabolite, hydrate, solvate, polymorphy, and crystalline forms thereof.
1.46    “MB07133 Know-How” means all Know-How Controlled by Ligand or any of its Affiliates as of the Effective Date that is (a) necessary in connection with the making, using, selling, offering to sell, exporting and importing MB07133 in the HCC Field in the Territory and (b) not included in the MB07133 Patents.
1.47    “MB07133 Patents” means those Patents Controlled by Ligand or any of its Affiliates listed in Schedule 1.47 attached hereto. For clarity, the MB01775 Patents do not include any of the Pradefovir Patents or the HepDirect Patents.
1.48    “MB07133 Technology” means the MB07133 Know-How and the MB07133 Patents.
1.49    “NDA” means a “New Drug Application,” as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA and all amendments and supplements thereto filed with the FDA, or the equivalent application filed with any Regulatory Authority, including all

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Exhibit 10.135

documents, data, and other information concerning a Licensed Product which are necessary for gaining Regulatory Approval to market and sell such Licensed Product in the relevant jurisdiction.
1.50    “Net Sales” means gross amounts invoiced by or on behalf of Chiva and any of its Affiliates or sublicensees for Licensed Product sold to Third Parties who are not Affiliates or sublicensees of Chiva, unless such Affiliate or sublicensee is the end user of Licensed Product, in which case the amount billed therefore shall be deemed to be the amount that would be billed to a Third Party end user in bona fide, arms-length transactions, less the following deductions, as determined in accordance with Chiva’s usual and customary accounting methods, which are in accordance with United States GAAP (as generally and consistently applied throughout Chiva’s organization) to the extent included in the gross invoiced sales price of Licensed Product or otherwise directly paid or incurred by Chiva, its Affiliates or sublicensees with respect to the sale of Licensed Product: [***]; and [***] to the extent such amounts are [***] listed above and are [***]. Each of the deductions set forth above shall be determined on an accrual basis in accordance with GAAP.
In the event that a product sold by Chiva or any of its Affiliates or sublicensees is comprised in part of a Licensed Product and in part of one or more other active components (a "Combination Product"), Net Sales shall be determined by [***].
1.51    “Patents” means all: (a) United States and foreign patents, re-examinations, reissues, renewals, extensions and term restorations, inventors’ certificates and counterparts thereof; and (b) pending applications for United States and foreign patents, including, without limitation, provisional applications, continuations, continued prosecution, divisional and substitute applications, and counterparts thereof.
1.52    “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.
1.53    “Phase I Clinical Trial” means, as to a Licensed Product, a Clinical Trial which meets the definition of a Phase 1 trial as set forth in 21 C.F.R. 312.21(a), as amended from time to time, or, if conducted for the purpose of seeking Regulatory Approval in a jurisdiction in the Territory other than the U.S., a Clinical Trial that meets the definition of a Phase 1 trial in the corresponding regulation in such jurisdiction. “Initiation” of a Phase I Clinical Trial means the first dosing of a subject in such Phase I Clinical Trial.
1.54    “Phase III Clinical Trial” means, as to a Licensed Product, a Clinical Trial which meets the definition of a Phase 3 trial as set forth in 21 C.F.R. 312.21(c), as amended from time to time, or, if conducted for the purpose of seeking Regulatory Approval in a jurisdiction in the Territory other than the U.S., a Clinical Trial that meets the definition of a Phase 3 trial in the corresponding regulation in such jurisdiction. “Initiation” of a Phase III Clinical Trial means the first dosing of a patient in such Phase III Clinical Trial.
1.55    “Pradefovir” means all forms of the [***] developed using or incorporating HepDirect Technology and as identified in Exhibit A, including any complexes, chelates, clathrates, acids, bases, esters, salts, isomers, stereoisomers, enantiomers, pro-drug form, metabolite, hydrate, solvate, polymorphy, and crystalline forms thereof.

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Exhibit 10.135

1.56    “Pradefovir Know-How” means all Know-How Controlled by Ligand or any of its Affiliates as of the Effective Date that is (a) necessary in connection with the making, using, selling, offering to sell, exporting and importing of Pradefovir in the HepB Field and in the Territory and (b) not included in the Pradefovir Patents.
1.57    “Pradefovir Patents” means those Patents Controlled by Ligand or any of its Affiliates listed in Schedule 1.57 attached hereto. For clarity, the Pradefovir Patents do not include any of the HepDirect Patents or the MB07133 Patents.
1.58    “Pradefovir Technology” means the Pradefovir Know-How and the Pradefovir Patents.
1.59    “Prosecute” or “Prosecution” means, with respect to Patents, the filing for, prosecuting, responding to oppositions, nullity actions, re-examinations, revocation actions and similar proceedings (including without limitation conducting or participating in interference and oppositions) filed by Third Parties against, and maintaining, Patents.
1.60    “Regulatory Authority” means any national (e.g., the FDA), supranational (e.g., the EMEA), regional, state or local regulatory agency, department bureau, commission, council or other Governmental Entity in any jurisdiction of the world involved in the granting of Regulatory Approval for pharmaceutical products.
1.61    “Regulatory Approval” means, with respect to a country or jurisdiction within the Territory, (i) any approvals, licenses, registrations or authorizations necessary for the manufacture, marketing and sale of a Licensed Product in such country or jurisdiction, and (ii) where relevant, pricing approvals necessary to obtain reimbursement from a Governmental Entity with respect to a Licensed Product in such country or jurisdiction.
1.62    “Regulatory Documentation” means all submissions to Regulatory Authorities and other Governmental Entities, including for Clinical Trials, preclinical trials, tests, and biostudies, relating to the Licensed Products, including all INDs, NDAs and Regulatory Approvals, as well as all correspondence with Governmental Entities (registration and licenses, pricing and reimbursement correspondence, regulatory drug lists, advertising and promotion documents), adverse event files, complaint files, manufacturing records and inspection reports.
1.63    “Research Plan” has the meaning set forth in Section 5.2(a).
1.64    “Sublicense Agreement” has the meaning set forth in Section 2.5.
1.65    “Term” has the meaning set forth in Section 11.1.
1.66    “Territory” means [***].
1.67    “Third Party” means any Person other than Ligand, Chiva or any Affiliate of either Ligand or Chiva.
1.68    “United States” means the United States and its territories and possessions.

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Exhibit 10.135

1.69    “Valeant” means Valeant Pharmaceuticals North America, a Delaware corporation and successor in interest to Valeant Research & Development, or any successor in interest.
1.70    “Valeant Agreement” means that certain Assignment and Assumption Agreement by and among Metabasis Therapeutics, Inc., Schering Corporation and Valeant, effective as of January 9, 2007, and that certain Termination Agreement, by and among Metabasis Therapeutics, Inc., Schering Corporation and Valeant, effective as of September 19, 2007, each as amended by that certain Amendment Agreement on September 24, 2008.
1.71    “Valid Claim” means (a) any claim of an issued and unexpired patent within the Licensed Patents that has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in a decision that is not appealed or is unappealable, and which patent has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise, or (b) a pending claim in a pending patent application within the Licensed Patents that has not been abandoned, finally rejected, or expired without the possibility of appeal or refiling; provided, however, that if a claim of a pending patent application shall not have issued within [***] after the earliest filing date from which such claim takes priority, such claim shall not constitute a Valid Claim for purposes of this Agreement unless and until a patent issues with such claim.
1.72    Unless the context of this Agreement otherwise requires: (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (d) the terms “Article,” “Section” or “Exhibit” refer to the specified Article, Section or Exhibit of this Agreement; (e) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase, “and/or”; and (f) the term “including” means “including without limitation.” Whenever this Agreement refers to a number of days, such number shall refer to calendar days.
ARTICLE 2
LICENSES AND TECHNOLOGY TRANSFER
2.1    Exclusive License for HepB Compounds/Products. During the Term, subject to the terms and conditions of this Agreement, Ligand hereby grants to Chiva and its Affiliates an exclusive, royalty-bearing right and license under the Pradefovir Technology to make, have made, use, sell, have sold, import and export Pradefovir in the HepB Field in China and under the HepDirect Technology to make, have made, use, sell, have sold, import and export other HepB Compounds and HepB Products in the HepB Field in China.
2.2    Exclusive License for HCC Compounds/Products. During the Term, subject to the terms and conditions of this Agreement, Ligand hereby grants to Chiva and its Affiliates an exclusive, royalty-bearing right and license under the MB07133 Technology to make, have made, use, sell, have sold, import and export MB07133 in the HCC Field in China and under the HepDirect Technology to make, have made, use, sell, have sold, import and export other HCC Compounds and HCC Products in the HCC Field in China.

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Exhibit 10.135

2.3    Non-Exclusive HepDirect Technology Licenses. During the Term, subject to the terms and conditions of this Agreement, including Section 3.1, Ligand hereby grants to Chiva and its Affiliates a non-exclusive, royalty-bearing right and license under the HepDirect Technology to Develop, make, have made, use, sell, have sold, import and export HepB Compounds and HepB Products in the HepB Field and HCC Compounds and HCC Products in the HCC Field, each in the Territory. For the sake of clarity, this Section 2.3 shall not alter or negate the exclusive nature of the rights and licenses granted under Sections 2.1 and 2.2 herein.
2.4    Rights to Improvements.
(a)    Chiva shall have a right to make Improvements to the Licensed Technology, and to utilize such Improvements to make, have made, use, sell, have sold and import Licensed Products in the Territory. Chiva hereby grants to Ligand a non-exclusive, perpetual right and license in the Territory, without the right to grant sublicenses, to make, have made, use, sell, have sold, import and export Improvements made by or on behalf of Chiva during the Term.
(b)    Subject to the license granted to Ligand pursuant to Section 2.4(a), Improvements made by or on behalf of Chiva shall be owned and/or controlled exclusively by Chiva. For purposes of this Section 2.4(b), ownership of an Improvement shall be based on inventorship as determined in accordance with the patent law of the country in which the Improvement is reduced to practice.
2.5    Sublicenses. The rights and licenses granted pursuant to Sections 2.1, 2.2, and 2.3 include the right to grant sublicenses pursuant to a written sublicense agreement (each a “Sublicense Agreement”); provided, however, that (i) any such Sublicense Agreement shall be consistent with and subject to the terms and conditions of this Agreement; (ii) Chiva shall remain fully responsible to Ligand for the performance of its sublicensee(s); (iii) Chiva shall reserve the right under each Sublicense Agreement to conduct an audit of its sublicensee in a comparable manner to Section 4.11 of this Agreement; (v) Chiva shall provide a complete, executed copy of any Sublicense Agreement within [***] of execution thereof; and (v) each sublicense granted by Chiva shall terminate no later than termination of this Agreement, unless otherwise agreed by the Parties. Chiva shall remain obligated to make all payments due to Ligand under the terms of this Agreement with respect to the activities of its sublicensees.
2.6    Right of First Negotiation for Exclusive License.
(a)    In the event that Ligand, at any time during the Term, desires to grant exclusive rights to a Third Party, under the HepDirect Patents, to Develop, make, have made, use, sell, have sold, import and export HepB Compounds and HepB Products in the HepB Field, or HCC Compounds and HCC Products in the HCC Field, in the Territory (any such potential grant referred to as a “HepDirect Business Opportunity”), Ligand agrees to notify Chiva of such HepDirect Business Opportunity, and provide Chiva with information available to Ligand that is reasonably necessary for Chiva to evaluate the HepDirect Business Opportunity. The Parties shall negotiate in good faith the terms pursuant to which Chiva may obtain such HepDirect Business Opportunity for a period of [***] days following the date of such notice (such period referred to as a “HepDirect Negotiation Period”). For the sake of clarity, Ligand acknowledges that pursuant to Sections 2.1

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Exhibit 10.135

and 2.2 above, it may not grant exclusive rights to a Third Party, under the HepDirect Technology, to make, have made, use, sell, have sold, import and export HepB Compounds and HepB Products in the HepB Field in China, or HCC Compounds and HCC Products in the HCC Field in China.
(b)    Unless otherwise agreed between the Parties, Ligand will not negotiate or discuss the HepDirect Business Opportunity with any Third Party, or disclose to any Third Party any of the information regarding the HepDirect Business Opportunity, until the expiry of the HepDirect Negotiation Period. In the event that Ligand and Chiva have not agreed upon the terms and conditions pursuant to which Ligand would grant such rights to Chiva within the HepDirect Negotiation Period, Ligand shall be free to discuss the HepDirect Business Opportunity with and disclose information regarding the same to any Third Party.
2.7    Right of First Negotiation for China.
(a)    In the event that Ligand, at any time during the Term, desires to grant exclusive rights to a Third Party, under any Ligand technology other than the Licensed Technology, to make, have made, use, sell, have sold, import and export any other Ligand product in China (any such potential grant referred to as an “China Business Opportunity”), Ligand agrees to notify Chiva of such China Business Opportunity, and provide Chiva with information available to Ligand that is reasonably necessary for Chiva to evaluate the China Business Opportunity. The Parties shall negotiate in good faith the terms pursuant to which Chiva may obtain such China Business Opportunity for a period of [***] following the date of such notice (such period referred to as a “China Negotiation Period”). For the avoidance of doubt, this right of first negotiation shall not apply to any worldwide or other opportunities that involve any countries or regions beyond China.
(b)    Unless otherwise agreed between the Parties, Ligand will not negotiate or discuss the China Business Opportunity with any Third Party, or disclose to any Third Party any of the information regarding the China Business Opportunity, until the expiry of the China Negotiation Period. In the event that Ligand and Chiva have not agreed upon the terms and conditions pursuant to which Ligand would grant such rights to Chiva within the China Negotiation Period, Ligand shall be free to discuss the China Business Opportunity with and disclose information regarding same to any Third Party.
2.8    Technology Transfer. On or before the Amendment Execution Date, Ligand has provided to Chiva the information set forth on Schedule 5.3, as well as such other information provided to Chiva on or before the Effective Date and through the Amendment Execution Date, which Chiva acknowledges and agrees satisfies Ligand’s requirements related to technology transfer related to key Licensed Technology and Regulatory Documentation critical to Licensed Products in existence as of the Effective Date.
2.9    No Other Rights. Ligand and Chiva each acknowledges and agrees that, except as expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. All rights with respect to technology, Patents or other intellectual property rights that are not specifically granted herein are reserved.

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Exhibit 10.135

2.10    Bankruptcy. All rights and licenses granted under or pursuant to this Agreement, including amendments hereto, are, for all purposes of 11 U.S.C. § 365(n), licenses of rights to intellectual property as defined in the United States Bankruptcy Code, and any comparable Law of a relevant jurisdiction. Each Party may elect to retain and may fully exercise all of its rights and elections under 11 U.S.C. § 365(n).
ARTICLE 3
NOTICE REGARDING ADDITIONAL LICENSED COMPOUNDS
3.1    Notice Regarding Additional Licensed Compounds. Chiva shall have the right to Develop multiple Licensed Compounds concurrently, and shall provide written notice to Ligand of each Licensed Compound (including the structure) it selects for Development as a Licensed Product within [***] of such selection, but in all events prior [***]. The Parties acknowledge and agree that once Chiva notifies in writing Ligand of its selection of a Licensed Compound for Development as a Licensed Product and Ligand does not object to Chiva’s designation of such Licensed Compound within [***] after the date of such notice, then the license grant pursuant to Section 2.3 with respect to such Licensed Compound and the corresponding Licensed Product shall be exclusive, regardless of any provisions contained herein to the contrary or the definitions of the terms “Licensed Compound,” “Licensed Product,” “HepB Compound,” “HepB Product,” “HCC Compound” and “HCC Product.”
ARTICLE 4
COMPENSATION
4.1    License Issuance Fee. In partial consideration of the rights and licenses granted by Ligand hereunder, Chiva shall pay a one-time, non-refundable and non-creditable license issuance fee of one hundred fifty thousand US Dollars (US$150,000) for Pradefovir and three hundred fifty thousand US Dollars (US$350,000) for MB07133 to Ligand on or before March 31, 2011.
4.2    [Section Intentionally Omitted]
4.3    Milestone Payments.
(a)    In partial consideration of the rights and licenses granted by Ligand hereunder, Chiva shall pay a one-time, non-refundable and non-creditable milestone fee of one hundred fifty thousand US Dollars (US$150,000) for Pradefovir and three hundred fifty thousand US Dollars (US$350,000) for MB07133 to Ligand by September 1, 2011.
(b)    In further consideration of the rights and licenses granted by Ligand hereunder, Chiva shall pay to Ligand the non-refundable and non-creditable milestone payments within [***] of the achievement by Chiva or its Affiliates or sublicensees of each of the corresponding events:

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Exhibit 10.135

(1)     for Pradefovir and for each other HepB Product with its composition of matter claimed in a Licensed Patent as of the Effective Date, as set forth under the column “Pradefovir and Certain Other HepB Products”;
(2)    for MB07133 and for each other HCC Product with its composition of matter claimed in a Licensed Patent as of the Effective Date, as set forth under the column “MB07133 and Certain Other HCC Products”; and
(3)    for each HepB Product other than a HepB Product with its composition of matter claimed in a Licensed Patent as of the Effective Date (i.e, HepB Products with no claim related to its composition of matter in a Licensed Patent as of the Effective Date, or with respect to which only a method of treatment is disclosed as of the Effective Date), for each HCC Product other than a HCC Product with its composition of matter claimed in a Licensed Patent as of the Effective Date (i.e, HCC Products with no claim related to its composition of matter in a Licensed Patent as of the Effective Date, or with respect to which only a method of treatment is disclosed as of the Effective Date), as set forth under the applicable column “All Other HepB Products and HCC Products” below.

	Pradefovir and Certain Other HepB Products	MB07133 and Certain Other HCC Products	All Other HepB Products and HCC Products
Initiation of Phase I Clinical Trial	None	None	Five Hundred Thousand U.S. Dollars (US$500,000)
Initiation of Phase III Clinical Trial	None	None	One Million U.S. Dollars (US$1,000,000)
NDA filing in China	None	None	None
Receipt of Regulatory Approval in China	Four Million U.S. Dollars (US$4,000,000)	Four Million U.S. Dollars (US$4,000,000)	Six Million U.S. Dollars (US$6,000,000)
NDA filing in First Major Market	Not Applicable	None	None
Receipt of Regulatory Approval in first Major Market	Not Applicable	None	Seventeen Million U.S. Dollars (US$17,000,000)
Achievement of $500M in total cumulative Net Sales	Twenty Million U.S. Dollars (US$20,000,000)	Fifteen Million U.S. Dollars (US$15,000,000)	Fifteen Million U.S. Dollars (US$15,000,000)

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Exhibit 10.135

For clarity, it is expressly agreed that the milestone payments set forth in each column above will be payable once only for each Licensed Product to achieve the event. If, however, Chiva is developing two Licensed Products, even if both are a HepB Product or HCC Product, as applicable, each of the milestone payments under the column “All Other HepB Products and HCC Products” shall be paid for each such Licensed Product.
4.4    Payment of Royalties
(c)    Royalty Rates. In further consideration of the rights and licenses granted by Ligand hereunder, Chiva shall pay to Ligand six percent (6%) of aggregate Net Sales of Licensed Products, except for Pradefovir which shall be paid at the percentage of nine percent (9%) of aggregate Net Sales. If a generic version of a Licensed Product enters the market, then the royalty rate will be reduced by [***] for that Licensed Product from [***].
(d)    Sublicensing. In the event Chiva grants a sublicense under Section 2.5 to a sublicensee to make, use, import, sell, offer to sell, import or export a Licensed Product, such Sublicense Agreement shall require the sublicensee to account for and report its Net Sales of the Licensed Product on the same basis as if such sales were Net Sales of the Licensed Product by Chiva, and Chiva shall pay royalties on such sales as if the Net Sales of the sublicensees were Net Sales of Chiva.
(e)    Payment of Royalties. Chiva shall pay on a calendar quarterly basis all royalties due and payable on Net Sales in each calendar quarter pursuant to this Section 4.4 within [***] after the last day of each calendar quarter in which the applicable Net Sales underlying such royalties were billed or invoiced by Chiva.
(f)    Royalty Term. The obligation of Chiva to pay royalties to Ligand under this Section 4.4 shall commence on the date of the First Commercial Sale of a Licensed Product and continue, on a country-by-country basis and on a Licensed Product-by-Licensed Product basis, until the later of (i) expiration or other termination of all Licensed Patents containing one or more Valid Claims that would be infringed by the manufacture, sale, offer for sale, use or importation of such Licensed Product in such country, or (ii) ten (10) years from the First Commercial Sale of such Licensed Product in such country. Thereafter, Chiva shall have a paid up, royalty-free license with respect to such Licensed Product in the applicable country.
4.5    License Maintenance Fee. Chiva shall pay to Ligand an annual license maintenance fee of Twenty Five Thousand U.S. Dollars (US$25,000.00), due within thirty (30) days after the start of each calendar year.
4.6    Sublicense Fees. In partial consideration of the rights and licenses granted by Ligand hereunder, if Chiva sublicenses any of its rights under this Agreement pursuant to Section 2.5 above to a Third Party to make, have made, use, sell, have sold, import and export a Licensed Product in a Major Market, Chiva shall pay to Ligand an amount (the “Sublicense Fee”) equal to five percent (5%) of all up-front payments, option fees, license fees, milestone payments or other non-royalty payments received as the consideration for the sublicense granted by Chiva to such Third Party under the applicable Sublicense Agreement. If Chiva receives any non-cash consideration as the

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Exhibit 10.135

consideration for the sublicense granted by Chiva to such Third Party under the applicable Sublicense Agreement (including, for example, options, stock, property or intellectual property rights), then it shall calculate the fair market value of such consideration in U.S. Dollars for the purposes of determining the Sublicense Fee and Ligand shall be entitled to engage an independent accountant to confirm Chiva’s determination of such fair market value within [***] of receipt of notice of Chiva’s determination; provided that Sublicense Fee [***]. Sublicense Fee payments shall be due and payable to Ligand within [***] of receipt by Chiva of any payments from its sublicensee(s). For the avoidance of doubt, the payments due to Ligand under this Section 4.6 are in addition to the payments owed by Chiva to Ligand under Sections 4.1, 4.2, 4.3, 4.4(a) and 4.4(b) above.
4.7    Payment Method. All payments made by Chiva under this Agreement shall be made in U.S. Dollars, and such payments shall be made by check or wire transfer to one or more bank accounts to be designated in writing by Ligand.
4.8    Currency Conversion. In the event that Licensed Products are sold in currencies other than U.S. Dollars, Net Sales shall be calculated by Chiva in accordance with U.S. generally accepted accounting principles, consistently applied. Net Sales in currencies other than U.S. Dollars shall be converted into U.S. Dollars using the average official rate of exchange for such currencies published in The Wall Street Journal, Eastern Edition, [***]. If an exchange rate for any particular currency is not published in The Wall Street Journal, the rate of exchange to be used for such currency shall be determined using average conversion rates published by the Bank of China or such conversion rates that generally are accepted in the industry [***]. Sublicense Fee payments due to Ligand pursuant to Section 4.6 shall be calculated in U.S. Dollars as set forth above.
4.9     Late Payment Interest. Any payment due and payable to Ligand under the terms and conditions of this Agreement, including any royalty payment, made by Chiva after the date such payment is due and payable shall bear interest as of the day after the date such payment was due and payable and shall continue to accrue such interest until such payment is made at a rate equal to the lesser of either (a) [***], as of the date such payment was due and payable, or (b) the maximum rate permitted by applicable Law; provided, however, that the total interest accrued shall be no greater than [***] of the payment due and payable.
4.10    Records and Reports. All payments made to Ligand hereunder shall be accompanied by a written statement setting forth in reasonable detail the calculation thereof, including, for example, in the case of royalty payments, the gross amount billed or invoiced by Chiva, Affiliate or sublicensee for sale or other disposition of Licensed Products on a country-by-country basis in the local currency, itemized deductions against such gross amount in accordance with Section 1.50, Net Sales on a country-by-country basis, and, if applicable, the exchange rate utilized to convert a local currency to U.S. Dollars. Chiva shall maintain complete and accurate records sufficient to enable accurate calculation of royalties and other payments due Ligand hereunder. Such records and books of account shall be preserved by Chiva for a period of [***] after the end of the period covered by such records and books of account, which obligation shall survive expiration or termination of this Agreement. Chiva must ensure that its sublicensees provide reports and keep records in a manner consistent with this Section 4.10. Chiva shall provide reports received from sublicensees to Ligand with the applicable payment.

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Exhibit 10.135

4.11    Audit Rights. Chiva shall permit an independent public accountant designated by Ligand and reasonably acceptable to Chiva, to have access, no more than [***] in each [***] during the Term and no more than [***] during the [***] following the expiration or termination of this Agreement, during regular business hours and upon at least [***] written notice, to Chiva’s records and books to the extent necessary to determine the accuracy of Net Sales reported, and payments made, by Chiva to Ligand within the [***] immediately preceding such an audit. The independent public accountant shall be under a confidentiality obligation to Chiva to disclose to Ligand only (a) the accuracy of Net Sales reported and the basis for royalty and other payments made to Ligand under this Agreement and (b) the difference, if any, such reported and paid amounts vary from amounts determined as a result of the audit. If such examination results in a determination that Net Sales or payments have been misstated, over or under paid amounts due shall be paid promptly to the appropriate Party. If Net Sales are understated by greater than [***], the fees and expenses of such accountant shall be paid by Chiva; otherwise the fees and expenses of such accountant shall be paid by Ligand. All matters reviewed by such independent public accountant shall be deemed Confidential Information of Chiva and shall subject to ARTICLE 7.
ARTICLE 5
PRODUCT ACTIVITIES
5.1    Diligence. Chiva shall diligently Develop Licensed Compounds and Develop, manufacture and sell Licensed Products, and shall use commercially reasonable efforts to develop markets for Licensed Products, in both cases either directly or through a sublicensee. In addition, Chiva, either directly or through a sublicensee, shall achieve the events described in Schedule 5.1 within the time periods set forth in Schedule 5.1. Chiva, either directly or through a sublicensee, shall obtain all necessary Regulatory Approvals in each country where Licensed Products are made, used, sold, imported, or offered for sale. Ligand may terminate this Agreement in accordance with Section 11.2(b) if Chiva (i) fails to achieve a milestone by the milestone achievement date as set out in Schedule 5.1 (or such later date as may be agreed by the Parties in writing) or (ii) has not sold Licensed Product for any [***] period after Chiva’s First Commercial Sale of a Licensed Product.
5.2    Research Plan; Progress Reports.
(c)    Chiva shall develop a research plan detailing the work it will perform and associated timelines to Develop Licensed Products and to obtain Regulatory Approval and sell Licensed Products (the “Research Plan”). Chiva will provide a copy of the Research Plan to Ligand within [***] of the Effective Date and any updates as these become available from time to time.
(d)    By [***], and [***] of each year, Chiva shall submit a written report to Ligand covering the preceding [***] period. Each report will describe: Chiva’s progress in accordance with the Research Plan and towards commercialization of Licensed Products, including work completed, key scientific discoveries, summary of work-in-progress, current schedules or anticipated events or milestones, market plans for introduction of Licensed Products, and significant corporate transaction(s) involving Licensed Products. Chiva shall also provide to Ligand copies

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Exhibit 10.135

of any reports received from its sublicensees, within [***] of receipt. In addition, upon the reasonable request of Ligand but no more frequently than [***] in each year, Chiva and Ligand shall meet in-person (or by teleconference if mutually agreed) at a mutually agreeable location to discuss the topics described in the progress reports, and such other topics related to Licensed Products as Ligand may reasonably request.
5.3    Regulatory Responsibilities.
(g)    The Parties shall meet periodically as needed to discuss the regulatory plans and strategies for Licensed Compounds/Products in the Territory. Chiva shall, at Chiva’s expense, promptly deliver to Ligand copies of Regulatory Documentation and significant correspondence to and from all Regulatory Authorities Controlled by Chiva related to any Licensed Compound/Product in the Territory, and shall keep Ligand informed of material regulatory developments related to any Licensed Compound/Product in the Territory. Ligand shall keep Chiva informed of material regulatory developments related to Pradefovir or MB07133 in territories outside of China. Each Party shall provide the other Party with reasonable cooperation and assistance in connection with regulatory activities for Licensed Compounds/Products in the Field in the other Party’s territory, including responding to reasonable requests by the other Party for additional Regulatory Documentation (and information and clinical data contained therein) related to such Licensed Compounds/Products. In particular, the Parties acknowledge and agree that Ligand has provided to Chiva the information set forth in Schedule 5.3(a) on or prior to the Amendment Execution Date.
(h)    To the extent permitted by the applicable Regulatory Authority, Chiva shall allow representatives of Ligand to participate in any material scheduled conference calls and meetings between Chiva and the Regulatory Authority. If Ligand elects not to participate in such calls or meetings, Chiva shall keep Ligand reasonably apprised of the discussions between Chiva and the Regulatory Authority that take place during such calls or meetings.
(i)    Chiva shall permit Ligand to access, and shall provide Ligand with rights to reference and/or use in association with Licensed Compounds/Products, all of its, its Affiliates’, and its licensees’ or sublicensees’ (to the extent permitted by its licensee or sublicensee) Regulatory Documentation (and information and clinical data contained therein) related to any such Licensed Compound/Product. Ligand shall permit Chiva to access, and shall provide Chiva with rights to reference and/or use in association with Pradefovir or MB07133, all of its, its Affiliates’, and its licensees’ or sublicensees’ (to which it has access) Regulatory Documentation (and information and clinical data contained therein) related to Pradefovir or MB07133.
(j)    Chiva shall be responsible for ensuring, at its sole expense, that the Development and commercialization of all Licensed Products in its applicable territory are in compliance with applicable Laws in all material respects, including all rules and regulations promulgated by applicable Regulatory Authorities. Specifically and without limiting the foregoing, Chiva shall file all compliance filings, certificates and safety reporting for the Licensed Products at its sole expense in its applicable territory.

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Exhibit 10.135

ARTICLE 6
INTELLECTUAL PROPERTY
6.1    Patent Maintenance and Prosecution.
(e)    Ligand shall, at [***], and [***], Prosecute the Licensed Patents that are Controlled by Ligand; provided, however, Ligand shall make available to Chiva copies of material correspondence with any patent office regarding the Licensed Patents to the extent they relate to Licensed Products. [***]. In the event that Ligand decides to cease activities relating to Prosecuting any Licensed Patent, Ligand shall provide written notice thereof to Chiva at least [***] prior to the date when government rights would be lost as a consequence of abandonment of such Patent. [***].
(f)    Chiva shall, at Chiva’s sole cost and expense, and in its sole discretion, Prosecute any Patents covering Improvements. In the event that Chiva decides to cease activities relating to Prosecuting any such Patents, Chiva shall provide written notice thereof to Ligand and, prior to taking action that would result in the abandonment of any Patent covering such Improvement, Chiva shall engage in good faith discussions with Ligand, such discussions to occur at least [***] prior to the date when government rights would be lost as a consequence of abandonment of such Patent.
6.2    Patent Enforcement and Defense.
(k)    Notification. Each Party shall notify the other Party of any infringement of any of the Licensed Patents by a Third Party in the HepB Field and HCC Field, as the case may be, which becomes known to such Party, and of any claim of infringement by a Third Party that the activities of a Party infringe patent rights of such Third Party.
(l)    Licensed Patents. As between the Parties, Ligand shall have the first right, but not an obligation, to initiate, maintain and control, at Ligand’s expense, legal action against any infringement of the Licensed Patents by a Third Party in the HepB Field or HCC Field, as the case may be. In the event that Ligand initiates legal action against infringement of the Licensed Patents by a Third Party in the HepB Field or HCC Field, as the case may be, Ligand shall notify Chiva in writing. Thereafter, Chiva shall have a right, in Chiva’s sole discretion and, notwithstanding Section 6.3, at Chiva’s expense, to join or otherwise participate or not to join or otherwise participate in such legal action with legal counsel selected by Chiva. Any recovery received by Ligand from legal action initiated pursuant to this Section 6.2(b), whether by judgment, award, decree or settlement, shall be used first to reimburse Ligand for Ligand’s out-of-pocket costs and expenses actually incurred in pursuing such legal action, and second to reimburse Chiva for Chiva’s costs and expenses actually incurred in connection with such legal action. The remainder of any recovery or distribution received by Ligand under this Section 6.2(b), after reimbursement of costs and expenses of Ligand and Chiva, shall be [***].
6.3    Cooperation. In any suit, proceeding or dispute involving the infringement of any of the Licensed Patents in the HepB Field or HCC Field, as the case may be, the Parties shall provide each other with reasonable cooperation, and, upon the request and at the expense of the Party bringing

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Exhibit 10.135

suit, the other Party shall make available to the Party bringing suit, at reasonable times and under appropriate conditions, all relevant personnel, records, papers, information, samples, specimens, and the like in its possession. Notwithstanding any other provision of this ARTICLE 6, [***].
ARTICLE 7
CONFIDENTIALITY
7.1    Confidentiality Obligations. Each Party agrees that, during the Term and for [***] thereafter, all Confidential Information of the other Party shall be maintained in strict confidence, and shall not be used for any purpose other than the purposes expressly permitted by this Agreement, and shall not be disclosed to any Third Party. The foregoing obligations will not apply to any portion of Confidential Information to the extent that it can be established by competent proof that such portion:
(m)    was already known to the recipient as evidenced by its written records, other than under an obligation of confidentiality, at the time of disclosure;
(n)    was generally available to the public or was otherwise part of the public domain at the time of its disclosure to the recipient;
(o)    became generally available to the public or otherwise becomes part of the public domain after its disclosure and other than through any act or omission of the recipient in breach of this Agreement; or
(p)    was subsequently lawfully disclosed to the recipient by a Third Party other than in contravention of a confidentiality obligation of such Third Party to the disclosing party.
7.2    Permitted Usage. Each Party may use and disclose Confidential Information of the other Party as follows: (a) under appropriate confidentiality provisions no less restrictive than those in this Agreement, in connection with the performance of its obligations or exercise of rights granted to or retained by such Party in this Agreement; (b) in connection with the Prosecution or enforcement of Licensed Patents or Improvements, in accordance with this Agreement; or (c) in connection with prosecuting or defending litigation, complying with applicable governmental regulations, filing for, obtaining and maintaining Regulatory Approvals, or as otherwise required by Law, but provided that if a Party is required by Law to make any disclosure of the other Party’s Confidential Information, it will give reasonable advance notice to the other Party of such disclosure requirement, it will disclose only for the sole purpose of and solely to the extent required by such Law, and it will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed.
7.3    Terms of Agreement. The terms of this Agreement shall be Confidential Information of both Parties, and subject to the terms of this ARTICLE 7. Notwithstanding the foregoing, either Party may make a disclosure of terms of this Agreement (i) to any financial advisors, accountants, potential sublicensees, investors, or potential acquirers, (ii) if required by applicable Law, or (iii) as otherwise permitted pursuant to Section 7.4. Except as otherwise permitted for disclosures

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Exhibit 10.135

pursuant to Section 7.4, the disclosing Party shall use all commercially reasonable efforts to preserve the confidentiality of this Agreement and the terms thereof notwithstanding any required disclosure. A Party will give the other Party written notice of any required disclosure under (ii) above, which notice shall, to the extent reasonably practicable, be given a reasonable period of time in advance of such required disclosure. In the event either Party is required to file this Agreement with the U.S. Securities and Exchange Commission or any comparable Chinese or other non-U.S. Governmental Entity, such Party shall apply for confidential treatment of this Agreement to the fullest extent permitted by applicable Law, shall provide the other Party a copy of the confidential treatment request far enough in advance of its filing to give the other Party a meaningful opportunity to comment thereon, and shall incorporate in such confidential treatment request any reasonable comments of the other Party.
7.4    Public Announcements. The Parties will mutually agree on a press release to be issued upon execution of this Agreement or reasonably soon thereafter. Neither Party shall make any subsequent public announcement concerning this Agreement or the terms hereof not previously made public without the prior written approval of the other Party with regard to the form, content, and precise timing of such announcement, except as may be required to be made by either Party in order to comply with applicable Law, regulations, court orders, or tax, securities filings, financing arrangements, acquisitions, or sublicenses. Such consent shall not be unreasonably withheld or delayed by such other Party. Prior to any such public announcement, the Party wishing to make the announcement will submit a draft of the proposed announcement to the other Party in sufficient time to enable such other Party to consider and comment thereon.
7.5    Cooperation. In any suit, proceeding or dispute involving the infringement of any of the Licensed Patents in the HepB Field or HCC Field, as the case may be, the Parties shall provide each other with reasonable cooperation, and, upon the request and at the expense of the Party bringing suit, the other Party shall make available to the Party bringing suit, at reasonable times and under appropriate conditions, all relevant personnel, records, papers, information, samples, specimens, and the like in its possession. Notwithstanding any other provision of this ARTICLE 6, [***].
ARTICLE 8
REPRESENTATIONS, WARRANTIES AND COVENANTS
8.1    General. Each Party represents and warrants to the other that:
(c)    it is duly organized and validly existing under the Law of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;
(d)    it is qualified to do business and is in good standing in each jurisdiction in which it conducts business;

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Exhibit 10.135

(e)    it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the individual executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;
(f)    this Agreement is legally binding upon it and enforceable in accordance with its terms and the execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material Law; and
(g)    it is not aware of any action, suit or inquiry or investigation instituted by any Person which questions or threatens the validity of this Agreement.
8.2    Representations of Ligand.
(a)    Ligand owns the Licensed Compounds/Products/Technology as of the Effective Date. There are no adverse actions, suits, or claims pending or to the knowledge of Ligand, threatened against Ligand in any court or by or before any governmental body or agency with respect to the Licensed Compounds/Products/Technology and, to the actual knowledge of Ligand, there are no Third Party patents which would reasonably be expected to give rise to such actions, suits or claims.
(b)    Ligand has not initiated or been involved in any proceedings or claims in which it alleges that any Third Party is or was infringing or misappropriating the Licensed Technology, nor have any proceedings been threatened by Ligand, nor to the knowledge of Ligand is there any valid basis for any such proceeding.
(c)    Ligand has not granted a license for HepB Compounds/Products pursuant to Section 2.1 or HCC Compounds/Products pursuant to Section 2.2 to any Third Party or Affiliate in China that would prevent Chiva from exercising its rights under this Agreement.
(d)    As of the Effective Date, to Ligand’s best knowledge, none of the Licensed Technology is developed involving the use of any governmental funding.
(e)    Ligand and its Affiliates and, to Ligand’s best knowledge, [***] have complied with all applicable laws, permits, governmental licenses, registrations, approvals, concessions, franchises, authorizations, orders, injunctions and decrees [***], and neither Ligand nor any of its Affiliates or, to Ligand’s best knowledge, [***] has received any written notice from any governmental authority claiming that any such activities as conducted by them are not in such compliance.
(f)    No governmental authority (including the FDA) has commenced or, to Ligand’s knowledge, threatened to initiate any action to enjoin production of Pradefovir or MB07133 at any facility, nor has Ligand or any of its Affiliates or, to the best knowledge of Ligand, Metabasis or any of Ligand’s Contractors, received any notice to such effect.

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Exhibit 10.135

(g)    To Ligand’s best knowledge, all development activities relating to Pradefovir or MB07133 have been conducted in compliance with all applicable laws, including without limitation all GCPs, GLPs and GMPs.
(h)    To Ligand’s best knowledge, no employee or agent of Ligand or any of its Affiliates or Contractors has made an untrue statement of a material fact to any governmental authority with respect to Pradefovir or MB07133 (whether in any Regulatory Filings or otherwise), or failed to disclose a material fact required to be disclosed with respect to Pradefovir or MB07133.
(i)    Ligand has made available to Chiva true, correct and complete copies of (i) all IND and NDA submissions associated with Pradefovir and MB07133, (ii) all clinical studies associated with the IND and NDA submissions, (iii) all correspondence with regulatory authorities regarding the IND or NDA submissions, and (iv) all minutes of meetings and telephone conferences with regulatory authorities with respect to the IND or NDA, Pradefovir or MB07133, in each case, to the extent in the possession of Ligand or its Affiliates or to which Ligand or its Affiliates have access or right to access. To Ligand’s best knowledge, Ligand has disclosed or otherwise provided Chiva with all information that would have, or would be reasonably likely to have, a material effect on the ability of Chiva to develop or commercialize Pradefovir or MB07133 under the terms and conditions of this Agreement and that relates to (i) the Licensed Technology, (ii) any Third Party intellectual property rights or claims that relate to the commercialization or development of Pradefovir or MB07133, (iii) the safety or efficacy of Pradefovir or MB07133, and (iv) Chiva’ ability to manufacture Pradefovir or MB07133.
(j)    To Ligand’s best knowledge, no person who is debarred has been employed or used to provide services in connection with the Development, manufacture or commercialization of Licensed Products, Pradefovir or MB07133 prior to the Effective Date.
8.3    Covenants of Ligand. Ligand covenants that it will not, during the Term, undertake any obligation, or grant any right, license, interest or lien, that conflicts with its obligations, or the rights and licenses granted to Chiva, under the terms of this Agreement, or impairs the rights granted by Ligand to Chiva under the terms of this Agreement.
8.4    Disclaimer. EXCEPT AS PROVIDED IN THIS ARTICLE 8, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES AND CONDITIONS OF THE VALIDITY OF THE LICENSED PATENTS OR NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS. THIS SECTION 8.4 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S OBLIGATIONS UNDER ARTICLE 9.

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Exhibit 10.135

8.5    Representations and Covenants of Chiva.
(a)    Anti-Corruption Provisions. Chiva has not, directly or indirectly, offered, promised, paid, authorized or given, and will not in the future, offer, promise, pay, authorize or give, money or anything of value, directly or indirectly, to any Government Official (as defined below) or Other Covered Party (as defined below) for the purpose, pertaining to this Agreement, of: (i) influencing any act or decision of the Government Official or Other Covered Party; (ii) inducing the Government Official or Other Covered Party to do or omit to do an act in violation of a lawful duty; (iii) securing any improper advantage; or (iv) inducing the Government Official or Other Covered Party to influence the act or decision of a government or government instrumentality, in order to obtain or retain business, or direct business to, any person or entity, in any way related to this Agreement.
For purposes of this Agreement: (i) "Government Official" means any official, officer, employee or representative of: (A) any federal, state, provincial, county or municipal government or any department or agency thereof; (B) any public international organization or any department or agency thereof; or (C) any company or other entity owned or controlled by any government; and (ii) "Other Covered Party" means any political party or party official, or any candidate for political office.
(b)    Anti-Corruption Compliance.
(i)    In performing under this Agreement, Chiva and its Affiliates agree to comply with all applicable anti-corruption laws, including, without limitation: Foreign Corrupt Practices Act of 1977, as amended ("FCPA"); the anti-corruption laws of China; and all laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions.
(ii) Chiva is not aware of any Government Official or Other Covered Party having any financial interest in the subject matter of this Agreement or in any way personally benefiting, directly or indirectly, from this Agreement.
(iii) No political contributions or charitable donations shall be given, offered, promised or paid at the request of any Government Official or Other Covered Party that is in any way related to this Agreement or any related activity, without Ligand's prior written approval.
(iv) In the event that Chiva violates the FCPA, the anti-corruption laws of China or any applicable anti-corruption law or breaches any provision in this Section, Ligand shall have the right to unilaterally terminate this Agreement.

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Exhibit 10.135

ARTICLE 9
INDEMNIFICATION
9.1    Indemnification by Chiva. Chiva shall indemnify, defend and hold Ligand and its Affiliates, agents, employees, officers, and directors (the “Ligand Indemnitees”) harmless from and against any and all liability, damage, loss, cost, or expense (including without limitation reasonable attorneys’ fees) arising out of Third Party claims or suits related to: (a) breach by Chiva of any of its representations, warranties, or covenants under this Agreement; (b) the negligence or willful misconduct of Chiva or its Affiliates, and its or their directors, officers, agents, employees, or consultants; and (c) any exploitation by, or under the authority of, Chiva of the licenses granted under Sections 2.1, 2.2, and 2.3 (including by any Affiliate or sublicensee); provided, however, that Chiva’s obligations pursuant to this Section 9.1 will not apply to the extent such claims or suits result from the negligence or willful misconduct of any of the Ligand Indemnitees or breach by Ligand of its representations, warranties, or covenants set forth in this Agreement, or to the extent that Ligand has indemnification obligations with respect to such claims or suits under Section 9.2.
9.2    Indemnification by Ligand. Ligand shall indemnify, defend, and hold Chiva and its Affiliates, sublicensees, agents, employees, officers, and directors (the “Chiva Indemnitees”) harmless from and against any and all liability, damage, loss, cost, or expense (including without limitation reasonable attorneys’ fees) arising out of Third Party claims or suits related to (a) breach by Ligand of any of its representations, warranties, or covenants under this Agreement or (b) activities conducted by or on behalf of Ligand or its Affiliates or sublicensees with respect to the Licensed Products outside the applicable Field or applicable Territory or prior to the Effective Date; provided, however, that Ligand’s obligations pursuant to this Section 9.2 will not apply to the extent that Chiva has indemnification obligations with respect to such claims or suits under Section 9.1.
9.3    Procedure. As a condition to a Party’s right to receive indemnification under Section 9.1 or Section 9.2, it shall: (a) promptly deliver notice in writing (a “Claim Notice”) to the other Party as soon as it becomes aware of a claim or suit for which indemnification may be sought pursuant to Section 9.1 or Section 9.2 (provided that the failure to give a Claim Notice promptly shall not prejudice the rights of an indemnified Party except to the extent that the failure to give prompt notice materially adversely affects the ability of the indemnifying Party to defend the claim or suit); (b) cooperate with the indemnifying Party in the defense of such claim or suit, at the expense of the indemnifying Party; and (c) if the indemnifying Party confirms in writing to the indemnified Party its intention to defend such claim or suit within [***] after receipt of the Claim Notice, permit the indemnifying Party to control the defense of such claim or suit, including without limitation the right to select defense counsel; provided that, if the indemnifying Party fails to (i) provide such confirmation in writing within such [***] period or (ii) after providing such confirmation, diligently and reasonably defend such suit or claim at any time, the indemnifying Party’s right to defend the claim or suit shall terminate immediately in the case of (i) and otherwise upon [***] written notice by the indemnified Party to the indemnifying Party, and the indemnified Party may assume the defense of such claim or suit at the sole expense of the indemnifying Party but may not settle or compromise such claim or suit without the consent of the indemnifying Party, not to be unreasonably withheld or delayed. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of any indemnified Party or

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Exhibit 10.135

that otherwise materially affects such indemnified Party’s rights under this Agreement or requires any payment by an indemnified Party without the prior written consent of such indemnified Party. Except as expressly provided above, the indemnifying Party will have no liability under this ARTICLE 9 with respect to claims or suits settled or compromised without its prior written consent.
ARTICLE 10
LIMITATION OF LIABILITY
10.1    EXCEPT FOR ANY LIABILITY THAT IS THE CONSEQUENCE OF WILLFUL MISCONDUCT OF A PARTY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY ARISING OUT OF THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN. THIS ARTICLE 10 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S OBLIGATIONS UNDER ARTICLE 9.
ARTICLE 11
TERM AND TERMINATION
11.1    Term. Unless terminated earlier pursuant to Section 11.2, the term of this Agreement shall commence on the Effective Date and continue in full force and effect until, and terminate upon, the expiration, lapse or invalidation of the last to expire of the Licensed Patents (the “Term”).
11.2    Termination.
(c)    For Convenience. Any provision herein notwithstanding, Chiva shall have the right to terminate this Agreement in its entirety at will upon ninety (90) days prior written notice to Ligand.
(d)    For Material Breach. If either Party shall at any time breach any material term, condition or agreement herein, and shall fail to have initiated and actively pursued remedy of any such default or breach within sixty (60) days after receipt of written notice thereof by the other Party, that other Party may, at its option, terminate this Agreement and revoke any rights and licenses herein. Any termination of this Agreement under this Section 11.2(b) shall not, however, prejudice the right of the Party who terminates this Agreement to recover any payment due at the time of such cancellation, and it being understood that if within sixty (60) days after receipt of any such notice the breaching Party shall have initiated and actively pursued remedy of its default, then the rights and licenses herein granted shall remain in force as if no breach or default had occurred

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Exhibit 10.135

on the part of the breaching Party, unless such breach or default is not in fact remedied within sixty (60) days of such notice.
11.3    Effect of Termination/Expiration.
(a)    Rights and Obligations Upon Expiration. Upon expiration (but not earlier termination) of this Agreement, all rights and licenses granted by Ligand to Chiva hereunder that were in effect immediately prior to the effective date of such expiration shall become irrevocable, perpetual and fully-paid.
(b)    Rights and Obligations Upon Termination. As of the effective date of a termination (but not expiration) of this Agreement for any reason, this Agreement and all rights and licenses granted to Chiva under Sections 2.1, 2.2, and 2.3 shall terminate and all rights in the Licensed Technology shall revert to Ligand; (ii) Chiva shall return to Ligand the Licensed Know-How and shall transfer to Ligand all then-existing Regulatory Documentation; and (iii) each Party shall return to the other Party and cease using all Confidential Information of the other; provided that each Party may retain one (1) copy of such Confidential Information for archival purposes.
(c)    Accrued Rights. Termination or expiration of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration will not relieve a Party from accrued payment obligations or from obligations which are expressly indicated to survive termination or expiration of this Agreement.
(d)    Survival. Articles 1, 7, 9, 10 and 12, and Sections 4.11 and 11.3 shall survive the expiration and any termination of this Agreement. Except as otherwise provided in this Section 11.3, all other provisions of this Agreement shall terminate upon the expiration or termination of this Agreement.
ARTICLE 12
GENERAL PROVISIONS
12.1    Entire Agreement. The Parties acknowledge that this Agreement, together with the exhibits attached hereto, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof, and supersedes all prior and contemporaneous discussions, agreements and writings in respect hereto. No waiver, modification, amendment or alteration of any provision of this Agreement will be valid or effective unless made in writing and signed by each of the Parties.
12.2    Modification; Waiver. This Agreement may not be altered, amended or modified in any way except by a writing signed by both Parties. The failure of a Party to enforce any rights or provisions of the Agreement shall not be construed to be a waiver of such rights or provisions, or a waiver by such Party to thereafter enforce such rights or provision or any other rights or provisions hereunder. No waiver shall be effective unless made in writing and signed by the waiving Party.

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Exhibit 10.135

12.3    Further Assurances. Each Party agrees to execute, acknowledge, and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the express provisions of this Agreement.
12.4    Force Majeure. Neither Party shall be held responsible for any delay or failure in performance hereunder caused by strikes, embargoes, unexpected government requirements, civil or military authorities, acts of God, earthquake, or by the public enemy or other causes reasonably beyond such Party’s control and without such Party’s fault or negligence; provided that the affected Party notifies the unaffected Party as soon as reasonably possible, and resumes performance hereunder as soon as reasonably possible following cessation of such force majeure event; and provided further that no such delay or failure in performance shall continue for more than [***]. In the event that a delay or failure in performance by Chiva under this Section 12.4 continues longer than [***], then Ligand may terminate this Agreement in accordance with the terms and conditions of Section 11.2(b).
12.5    Assignments. Neither this Agreement nor any interest hereunder may be assigned, nor any other obligation delegated, by a Party without the prior written consent of the other Party; provided, however, that a Party shall have the right to assign this Agreement without consent of the other Party to an Affiliate of the assigning Party or to any successor in interest to the assigning Party by operation of law, merger, consolidation, or other business reorganization or the sale of all or substantially all of its assets relating to the subject matter of this Agreement in a manner such that the assigning Party will remain liable and responsible for the performance and observance of all of its duties and obligations hereunder. This Agreement shall be binding upon successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 12.5 will be null and void.
12.6    Performance by Affiliates. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates or may exercise some or all of its rights under this Agreement through Affiliates, provided, however, that each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. In particular and without limitation, all Affiliates of a Party that receive Confidential Information of the other Party pursuant to this Agreement shall be governed and bound by all obligations set forth in ARTICLE 7. Each Party will prohibit all of its Affiliates from taking any action that such Party is prohibited from taking under this Agreement as if such Affiliates were parties to this Agreement.
12.7    Relationship of the Parties. The Parties shall perform their obligations under this Agreement as independent contractors and nothing in this Agreement is intended or will be deemed to constitute a partnership, agency or employer-employee relationship between the Parties. Neither Party will have any right, power or authority to assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of the other.
12.8    No Use of Names. Except as otherwise required under applicable Law, or as otherwise permitted under Section 7.4, neither Party will use the name of the other Party in its advertising, press releases or promotional materials without the prior written consent of such other Party.

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Exhibit 10.135

12.9    Notices. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement will be in writing and will be deemed to have been sufficiently given if delivered in person, transmitted by facsimile (receipt verified) or by express courier service (signature required) or five (5) days after it was sent by registered letter, return receipt requested (or its equivalent); provided that no postal strike or other disruption is then in effect or comes into effect within two (2) days after such mailing, to the Party to which it is directed at its address or facsimile number shown below or such other address or facsimile number as such Party will have last given by notice to the other Party.
If to Ligand:    Ligand Pharmaceuticals Incorporated
11119 North Torrey Pines Road, Suite 200
La Jolla, CA 92037
Attention: General Counsel
Fax: (858) 550-7272

With a copy to (which shall not constitute notice hereunder):

:    Latham & Watkins LLP
12626 High Bluff Drive, Suite 400
San Diego, CA, 92130
Attention: Faye H. Russell, Esq.
Fax: (858) 523-5450

If to Chiva:    Chiva Pharmaceuticals, Inc.
c/o 22nd Floor, Hang Lung Centre,
2-20 Paterson Street, Causeway Bay,
Hong Kong
Attention: Legal Counsel
Fax: (852) 2577 3509

With a copy to (which shall not constitute notice hereunder):
Joseph P. Meara, Esq.
Mark A. Kassel, Esq.
Counsel for Chiva Pharmaceuticals Limited
Foley & Lardner LLP
150 East Gilman St.
Madison, WI 53703
Facsimile: (608) 258-4258

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Exhibit 10.135

12.10    Governing Law. The rights and obligations of the Parties under this Agreement shall be governed, and shall be interpreted, construed, and enforced, in all respects by the Law of the State of California, without giving effect to any conflict of Law rule that would result in the application of the Law of any jurisdiction other than the internal Law of the State of California to the rights and duties of the Parties.
12.11    Dispute Resolution. The procedures set forth in this Section 12.11 shall be the exclusive mechanism for resolving any bona fide disputes, controversies or claims (collectively, “Disputes”) between the Parties that arise from time to time pursuant to this Agreement relating to any Party’s rights and/or obligations hereunder that cannot be resolved through good faith negotiation between the Parties.

(a)    Executive Mediation. Any Dispute shall first be referred to an Executive from each Party, by written notice, for attempted resolution by good faith negotiations. Any such Dispute shall be submitted to such Executives no later than [***] following such request by either Party. Such Executives shall attempt in good faith to resolve any such Dispute [***] after submission of the Dispute. In the event the Executives are unable to resolve the Dispute, the Parties shall otherwise negotiate in good faith and use reasonable efforts to settle.
(b)    Arbitration. If the Parties are not able to fully settle a Dispute pursuant to Section 12.11(a) above, and a Party wishes to pursue the matter, each such Dispute that is not an Excluded Claim shall be finally resolved by binding arbitration in accordance with the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association (“AAA”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof.
(1)    Any arbitration shall be conducted by a panel of three persons experienced in the pharmaceutical business: within [***] after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator within [***] of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the AAA. The place of arbitration shall be [***] if the Dispute is submitted by Chiva and [***] if a Dispute is submitted by Ligand, and all proceedings and communications shall be in English.
(2)    Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees and [***].
(3)    Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after

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Exhibit 10.135

the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable California statute of limitations.
(c)    As used in this Section, the term “Excluded Claim” shall mean a Dispute that concerns (a) the validity or infringement of a patent, trademark or copyright; or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory. For all Excluded Claims, the Parties hereby submit to the exclusive jurisdiction of the courts of the State of California, in and for the County of San Diego, or of the United States of America for the Southern District of California.
12.12    Headings. The article, section and subsection headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of the articles, sections or subsections to which such headings apply.
12.13    Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Law, but, if any provision of this Agreement is held to be prohibited by or invalid under Law, such provision will be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or of this Agreement. The Parties will make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.
12.14    Counterparts. This Agreement may be executed in counterparts (including by facsimile or electronic signature), each of which shall be deemed an original and all of which together shall constitute one instrument.
[Signature Page Follows]

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Exhibit 10.135

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized representatives as of the date set forth above, effective as of the Effective Date.
LIGAND PHARMACEUTICALS
INCORPORATED

(“Ligand”)

By:    /s/ Charles Berkman

Name:    Charles Berkman

Title:    VP, General Counsel & Secretary

CHIVA PHARMACEUTICALS, INC.
INCORPORATED (formerly known as, Elite Mind Investments, Ltd.)

(“Chiva”)

By:    /s/ Carolyn Jin

Name:    Carolyn Jin

Title:    Acting Chief Executive Officer

[Signature Page of Amended and Restated License Agreement]

Exhibit 10.135

EXHIBIT A
[***]

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EXHIBIT B
[***]

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Schedule 1.30
HepDirect Patents

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[***]	[***]	[***]	[***]	[***]

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Exhibit 10.135

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Exhibit 10.135

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Exhibit 10.135

Schedule 1.47
MB07133 Patents

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Exhibit 10.135

Schedule 1.57
Pradefovir Patents

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Exhibit 10.135

Schedule 5.1
[***]

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Exhibit 10.135

Schedule 5.3(a)
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